UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 24, 2012 (April 23, 2012)

Ennis, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Texas	1-5807	75-0256410
(State or Other Jurisdiction of Incorporation)	(Commission File Number	(IRS Employer Identification No.)

2441 Presidential Pkwy. Midlothian, Texas		76065
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (972) 775-9801

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.*

On April 23, 2012, Ennis, Inc. issued a press release announcing its financial results for the three and twelve months ended February 29, 2012. A copy of the press release is attached hereto as Exhibit 99.1.

*	The information furnished under Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description

99.1	Ennis, Inc. press release dated April 23, 2012 announcing its financial results for the three and twelve months ended February 29,2012 (furnished pursuant to Item 2.02 of Form 8-K).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ennis, Inc.

Date: April 24, 2011	By:	/s/ Richard L. Travis, Jr.
Richard L. Travis, Jr.
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Ennis, Inc. press release dated April 23, 2012 announcing its financial results for the three and twelve months ended February 29, 2012 (furnished pursuant to Item 2.02 of Form 8-K).